UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2012

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	000-28731 (Commission File Number)	98-0211356 (IRS Employer Identification No.)

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 011 41 43 388 40 60

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01               CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

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(a)        On February 8, 2012, upon the authorization and approval of its board of directors, SunVesta, Inc. (the “Company”) dismissed Pritchett, Siler & Hardy, P.C. (“Pritchett”) as its independent registered public accounting firm.

The reports of Pritchett on the financial statements of the Company as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except that their reports included disclosure of uncertainty regarding the Company’s ability to continue as a going concern.

Between October 6, 2006 (the date of engagement) and February 8, 2012 (the date of dismissal) there were no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pritchett, would have caused Pritchett to make reference to the subject matter of the disagreement in its review of the Company’s financial statements for the years ended December 31, 2010 and 2009.

The Company has requested that Pritchett furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated February 9, 2012, is filed herewith as Exhibit 16.

(b)        On February 8, 2012, upon the authorization and approval of the board of directors, the Company engaged BDO Visura International AG (“BDO”) as its independent registered public accounting firm.

No consultations occurred between the Company and BDO during the years ended December 31, 2010 and 2009 and through February 8, 2012, regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement requiring disclosure under Item 304(a)(1)(iv) of Regulation S-K or reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibits are filed herewith:

Exhibit No.      Description

16

Letter from Pritchett to the Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

Date

By: /s/ Josef Mettler

February 10, 2012

Name: Josef Mettler

Title: Chief Executive Officer, Chief Financial Officer,

Principal Accounting Officer and Director